UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska     68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 6/30

Date of reporting period:    6/30/13

Item 1.  Reports to Stockholders.

TAYLOR XPLOR

MANAGED FUTURES STRATEGY FUND

ANNUAL REPORT

June 30, 2013

Class A Shares (Symbol: TMFAX)

Class I Shares (Symbol: TMFIX)

1-888-895-6943

www.taylormutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Taylor Xplor Managed Futures Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Taylor Xplor Managed Futures Strategy Fund

Annual Report

August 2013

INTRODUCTION

The Taylor Xplor Managed Futures Strategy Fund is intended to provide direct access to managed futures strategies in a mutual fund format. The Fund allocates both long and short to an array of asset classes including commodities, currencies, equity indices and global interest rates. Taylor Xplor uses a systematic, active, multi-strategy approach that does not depend upon market direction and seeks to offer diversification across asset classes, global futures markets, and various durations and investment styles.

MARKET COMMENTARY

Global markets bottomed at the end of June 2012 before turning more bullish after strong words of support by European Central Bank (the “ECB”) head Mario Draghi who said the ECB would do whatever it took to support the Euro and the European banking system. The ensuing rally peaked in September immediately following the Federal Reserve’s announcement of Quantitative Easing (“QE”) 3, through which it intended to purchase a minimum of $40 billion of mortgage backed securities on a monthly basis. Choppy markets followed in the final quarter of 2012 as markets were dominated by a number of key themes, which included another round of QE (4 for those still counting), the U.S. Presidential election, “Fiscal Cliff” drama and tax motivated activity ahead of anticipated changes in 2013. The November 2012 U.S. Presidential election, which at the time many thought was too close to call, caused stocks to sell off during October and the first part of November before recovering into year-end, in large part supported by the announcement of QE4. On December 12, 2012, the Federal Reserve (the “Fed”) announced a plan to target a 6.5% unemployment rate or a 2.5% inflation rate and announced it would buy an additional $45 billion worth of Mortgage- Backed Securities and longer-term Treasuries per month ($85 billion total). To put this into perspective, on an annualized basis, the Fed’s plans add over $1 trillion of liquidity into a $16 trillion U.S. economy.

Year-to-date, continuing central bank monetary policy accommodation by the United States, Europe and Japan combined with stronger than expected economic indicators in the U.S. to drive equity risk assets significantly higher and help offset political and economic concerns in Europe and China. While the S&P 500, Nikkei and high yield bonds have all performed well on a year-to-date basis, interest rates have moved higher as the year progressed as a result of the increasing probability of slowing Fed asset purchases. Rates generally rose disproportionately in the long end of the yield curve as highlighted by movements in the yields of the U.S. 10 year and U.S. 30 year. U.S. 10 year yields have risen from 1.78% to 2.52% year-to-date through June 30, while the U.S. 30 year rose from 2.95% to 3.52% over the same period. Commodities overall were also weaker on declining emerging market growth and, more specifically, data out of China indicating a slowdown during the nation’s attempt to transition from an export-led economy to one driven by domestic consumer demand (Dow Jones / UBS Commodity Index, -10.81%). Within the commodity complex, the hardest hit was precious metals led by silver (-35.27%) and gold (-28.08%) as Fed taper talk severely diminished future inflation expectations embedded in their valuations. Industrial metals suffered as well after declining emerging market demand projections led major industrial metals like nickel (-19.93%), aluminum (-15.15%), copper (-14.71%) and lead (-12.05%) downward. In the agricultural and softs sectors, the continued lackluster state of the European economies (a major consumer) contributed to losses in most physicals, with coffee (-16.97%), sugar (-16.04%) and Wheat (-14.32%) experiencing the steepest declines; although strong performance in cotton (+14.91%) and soybeans (+10.21%) did buck that trend. The energy complex was the lone pocket of overall sector strength with oil (+5.16%) and natural gas (+4.71%) posting positive performance for the year.

Currency market themes were largely defined by a strengthening U.S. dollar (Dollar Index, +4.22%) as indications continued to suggest that the U.S. consumer was strengthening at the same time that tensions were increasing in Europe and conditions were slowing in emerging markets. Japan (-12.49%) led global currency news headlines depreciating against the dollar due to the country’s aggressive monetary easing programs. Other countries whose currencies significantly depreciated against the Dollar year-to-date included the South African Rand (-14.32%), the Australian Dollar (-12.09%), the Brazilian Real (-8.25%), and Indian Rupee (-7.64%) as those countries struggled with inflation amidst a declining growth and commodity price environment. The only currency that appreciated in the face of a strengthening U.S. dollar was the Chinese Yuan (+1.51%).

DETAILED FUND PERFORMANCE REVIEW (FUND LAUNCH OCTOBER 2012)

For the fiscal year ended June 2013, the Taylor Xplor Managed Futures Strategy Fund’s I shares returned -13.60% and Class A shares returned -13.90%, with annualized volatility of 8.1%, and correlation of 0.02 to the S&P 500.  The nine month period ending June 30, 2013 was a challenging environment for managed futures as it was generalized characterized by a choppy and volatile environment for currencies, commodities, fixed income and equities.

Given the Fund’s performance this year, we felt it was important for us to spend some time in the annual letter reviewing our investment approach and to provide additional insight into how the investment disciplines and underlying strategies performed and why. First, while our performance over the last nine months has been very disappointing, it is well within our expected range of potential outcomes, given that the Fund targets a mid-teen level of volatility. Our managed futures strategy is 100% systematic and therefore immune to the human emotions that can be an obstacle to maintaining a disciplined investment approach. This, we believe, is the key to long-term investment success as opposed to the risks associated with a discretionary investment approach. Many of these managers, when faced with a period of poor performance, will often “drift” to other approaches, or go with what’s working, only to realize even worse results as the markets mean revert.

Regardless, the natural question from investors is “what’s not working and why”? Simply stated, our investment models were “out of sync” with the markets, resulting in our largest portfolio weightings to our worst performing positions (long global interest rates) and our smallest weightings to our winning positions (long global equities). This occurred for a couple of reasons: first, when our system allocates capital to a particular asset class, for example equities, it measures the entire daily performance history, volatility and correlation when sizing the position. Since equities have had historic periods of extreme volatility, including large drawdowns, our position sizing in this asset class has been lower than in others. The result of this risk management approach is that in periods of equity market “melt-ups” we will trail the broader indices and some of our peers. Conversely, when equity markets experience a crisis (2008), we tend to perform relatively better. The opposite occurred in global interest rates, where there has been much lower volatility and correlation than in equities and which resulted in a larger allocation within our Fund. Until recently, bonds were the biggest drag on our performance, accounting for approximately 70% of our losses over the fiscal year end June 30, 2013.

The second important dynamic of our system, which hurt performance, was a normal adjustment period in “catching-up” to significant macro changes (long-term trend reversal) in certain asset classes. Case in point was the bottoming process of U.S. interest rates after a 30 year bull market, where our systems learned to “buy the dip” across the yield curve. Today our systems have a new set of data (price history and volatility) to analyze and our models have adjusted with lower weightings to interest rates and are now generally more neutral on direction (going from long to short depending on price action and recent ranges).

To summarize, we feel confident that after going through a painful adjustment, but one within our range of expected outcomes, our systems are now more “in sync” with global markets. In other words, we believe “that past performance is not indicative of future results”!

	YTD 2013	Since Inception
TMFAX (without load)	-12.05%	-13.90%
TMFAX (max load*)	-17.13%	-18.85%
TMFIX	-11.93%	-13.60%
Barclay BTOP50 Index	0.47%	-1.19%
S&P 500 Total Return Index	13.82%	13.39%
Barclays U.S. Aggregate Index	-2.45%	-2.23%

 * The maximum sales charge (load) for Class A is 5.75%.

The performance data quoted here represents past performance.  For more current performance information, please call toll-free 888-895-6943 or visit our website www.taylormutualfunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses until at least October 31, 2013, to ensure that net annual, operating expenses of the Class A and I Shares will not exceed 1.86% and 1.61% respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Funds Class A and I shares total annual operating expenses would be 2.47% and 2.22%. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses, including other share classes.

October 2012, the Fund’s inaugural month, proved to be one of the most challenging months of the last five years for the managed futures industry, as CTAs were impacted by trend reversals in interest rates, equities, commodities, and currencies. The Fund was not immune to these events and there were few bright spots for the portfolio during the month, as losses were broadly based across asset classes. Global interest rates, most notably in Germany and the United States (2 year, 5 year and 10 year notes) detracted from performance after yields unexpectedly rose on a combination of fundamental factors. In addition, small losses were experienced in U.S. stock index futures as equity prices fell for the month on renewed fears of a global economic slowdown combined with profit-taking ahead of the U.S. presidential election. Currency markets were trendless and choppy, resulting in losses for long Canadian dollar and Japanese Yen positions. Despite general weakness in the commodities portfolio, the lone bright spot for the portfolio was in soft commodities where the Fund saw solid gains from short positions in cotton, sugar, and coffee.

By November 2012, U.S. Presidential election results were in the rearview mirror and investor attention turned to concerns including the potential for significant global economic slowing in Europe and China, and the impending “fiscal cliff” in the United States. As a result, capital initially flowed out of equities and into bond markets, which translated into gains for the Fund across its long interest rate positions. Equity markets generally recovered at the end of the month to finish slightly positive, benefitting the Fund as a result of its net long U.S. equity positioning. Despite choppy price action in global equity markets, currencies traded in a relatively narrow range (with exception of the Japanese Yen), yet the Fund was able to generate modest gains in its long Australian Dollar, Canadian Dollar and Mexican Peso positions. In the energy space, the Fund was long natural gas and continued to benefit from its rally off of record lows recorded in April. The Fund also generated positive performance in grains (corn, meal, soybeans) that were offset by modest losses in metals (silver) and soft commodities, primarily due to short term reversals in cotton.

In the final month of the calendar year, global financial markets were for the most part trendless and choppy as the fiscal cliff negotiations played out in Washington and the press in December. Initial optimism that a compromise or grand bargain might be reached was followed by the uncertainty of a watered-down deal. This drama produced modest gains for global equity markets and the dollar, but a selloff in global interest rates and precious metals. Most sectors finished the month with positive returns, with soft commodities, currencies and metals leading the way. The largest gains for the month came in the commodity complex driven by short positions in soft commodities. The Fund also profited from short positioning in precious metals (gold, silver) as they continued to sell off into year-end driven by rumors of liquidations by a number of hedge funds and speculation that further quantitative easing from the Fed might not materialize. The Fund’s short positioning in grains and long positioning in energy markets both contributed positively during the month in a continuation of recent trends. The Fund generated modest profits from net long positioning in the global equity markets, which recovered from early month losses on fears of a fiscal cliff related slowdown. However the Fund experienced losses in long global interest rate positions as rates moved generally higher across world markets. Finally, in currencies, the Fund was modestly profitable in its long U.S. Dollar and short Japanese Yen positions, which benefitted from expectations of more aggressive monetary easing from the Bank of Japan.

“Animal spirits” were elevated in January as global financial markets got off to a strong start with equities leading the charge in a renewed risk-on environment. The S&P 500 posted its best January since 1997 with a +5.18% return for the month. Overall, global equities registered strong gains as investors, for the moment, put aside well known concerns of structural debt issues in the U.S. and Europe along with slower growth in China. The MSCI World and FTSE had their best January since 1994 and 1989 respectively. Equity markets benefitted from significant inflows into mutual funds as Lipper reported that flows into equity funds totaled $12.7 billion in January. Bonds funds also experienced net inflows, yet at a significantly slower pace than in recent months. During the month, investors were reassured by the Federal Reserve’s commitment to continue with its $85 billion per month bond buying program. The largest gains for the Fund were in global equities and the Fund modestly increased its exposure throughout the month. The Fund also generated returns in currencies as the yen continued to weaken on expectations of increasing monetary stimulus while the Euro rallied on positive fundamental data in addition to short covering. These gains, however, were not enough to offset the Fund’s losses in global interest rate positions as yields rose on anticipated improvements in global economic growth. During the month, as rates rose, the Fund’s gross long exposure to rates was reduced modestly. Overall, performance in commodities was generally flat with the exception of small losses in precious metals and energy as a result of choppy trading ranges.

In February 2013, global equity markets continued their general upward trend, but were mostly sideways for the month after digesting January’s gains. The tech heavy Nasdaq was a notable laggard while the Nikkei continued to grind higher. Global interest rate markets reversed some of January’s sell off as the U.S. 10-year note see-sawed either side of 2%. Chairman Bernanke signaled in his semi-annual Humphrey Hawkins testimony to Congress that he was not ready to put the brake on liquidity injections and asset purchases, which benefitted the Fund, as bonds rallied into month end. Currency markets were quite active and the Fund suffered losses in the British Pound as it fell sharply to lows not seen since 2010, briefly touching 1.5000 against U.S. Dollar.  Additional losses occurred in long Aussie and long Canadian Dollar positions. The Fund had strong gains in a short Euro position as the currency fell against the U.S. Dollar and the Japanese Yen on uncertainty related to the Italian elections. The Fund’s commodity positions were generally profitable for the month, led by gains in short precious metals positions (both gold and silver sold off sharply), continued short positioning in coffee, cocoa, and sugar in addition to long positioning in cotton. The Fund experienced small losses in crude oil and petroleum products which sold off while natural gas was slightly higher in choppy trade. Trading in grains was largely sideways with corn and wheat trading lower while the soybean complex was mixed.

Global equity markets continued to move higher throughout March led by the Nikkei, with almost all major indices posting multi-year highs capping one of the best first quarters for equity markets in over a decade. Global interest rate markets traded up on the uncertainty surrounding dramatic events in Cyprus as the latest European flare-up unfolded. European bond markets, particularly German bunds, rallied on significant safe haven buying as assets flowed out of Euro area banks and into sovereign bond markets. Global currency markets were choppy during the month, while the Euro continued its down-trend against the Dollar. Both the British Pound and Japanese Yen traded in a sideways range, following significant moves earlier this year. The Fund’s largest gains in currencies came from long positions in the Mexican Peso, but those gains were offset by trading losses in the Canadian and Australian Dollar. The commodity complex proved to be the most challenging for the Fund during this period. The lone bright spot for the Fund was in natural gas, as the market continued to rally off multi-year lows, making recent 12-month highs. The Fund experienced losses in precious metals and soft commodities as those markets reversed trends from the prior month. The Largest losses for the Fund during the month occurred in long grains positions after markets sold off sharply into month end on a bearish USDA crop report which showed larger than expected ending inventories and larger than expected planting intentions, particularly in corn.

Overall, the Fund was profitable in equities, precious metals, currencies and soft commodities (coffee, cocoa, sugar) in April, and sustained losses in interest rates and grains. Long positioning across global equity indices generated reasonable performance for the Fund as the mini-crisis in Cyprus subsided and the “risk-on” trade in equities resumed. Rumors that the Cyprus central bank was being forced to sell gold contributed to a historic selloff in precious metals and gold traded down to levels not seen since 2011. The Fund’s short positions in gold, silver, and copper were the largest positive contributors to Fund performance in April. The Fund generated modest gains in currencies as profitable positioning in long Canadian dollar and long Mexican Peso were somewhat offset by small losses in the Euro and Swiss Franc. The Fund was profitable in soft commodities on continued short positioning as coffee re-tested the recent lows and sugar made a new low for the year. The Fund’s largest losses occurred in the global interest rate markets. Despite generating gains in U.S. and European government bonds, the Fund experienced losses in Japanese bonds as investors aggressively rotated out of JGB’s and into higher yielding sovereign bonds in

The Fund’s positioning in global interest rates produced the largest losses in May as bonds sold off amid stronger economic data and concerns over the timing of a possible reduction of Federal Reserve asset purchases. Foreign currency (Mexican Peso, Canadian Dollar, and Australian Dollar) positioning also contributed to losses for the Fund during the month as the U.S. Dollar was generally stronger across the board. In the energy complex, natural gas fell during the month on a larger than expected inventory report, causing losses in the Fund. Short positions in precious metals were a net neutral for the Fund as gold and silver consolidated in a relatively narrow range after April’s large selloff. The Fund was profitable in global equities and soft commodities (coffee, cocoa, sugar). Long positioning across global equity indices generated reasonable returns as most indices touched multi-year highs. However, a number of markets sold off into month end led by the sharp reversal lower of the Nikkei 225 index in Japan. The Fund generated additional profits during the month through short positioning in soft commodities as both coffee and sugar traded down to new lows for the year (coffee fell to levels not seen since 2010).

The Fund was profitable in commodities while sustaining losses in interest rates, equities, and currencies in June. Markets across the globe were negatively affected by talk of “tapering” of bond purchases by the Federal Reserve Chairman. Markets reacted swiftly to these comments with bonds, stocks and commodities all falling and the U.S. dollar rallying. The Fund suffered losses on long equity positions as global equity markets sold off hard. The lone exception was the Nikkei in Japan which rallied after the previous month’s sharp selloff. Global bond markets continued the decline that began in May and the Fund suffered losses on long bond positions. Notably, the Fund reduced long positions during June and initiated new short positions, mainly in the 5-yr and 10-yr note contracts in the U.S., Germany, Japan and UK. During the month the Fund increased its exposure to shorter-term trading strategies with a corresponding decrease in long-term trend following and fundamental strategies, reflecting the move higher in global interest rates. The Fund also experienced losses as a result of late month reversals lower in long Euro positions, after the Fed hinted at reducing its support for bonds. The Fund’s largest gains came from short positioning in the commodity sector with gold and silver leading the way lower. Additional gains were generated in short positioning in soft commodities as coffee and sugar made new lows for the year on stronger supply data.

FISCAL YEAR END MANAGED FUTURES STRATEGY ALLOCATIONS

* Allocation percentages are subject to change at any time.

FISCAL YEAR END TOP ACTIVE MANAGED FUTURES POSITIONS BY ASSET CLASS

	Long/Short	% of Risk Allocation		Long/Short	% of Risk Allocation
Commodities			Equities
Silver	Short	8.1%	Dow Jones	Long	3.1%
Coffee	Short	7.0%	NASDAQ 100	Long	1.7%
Gold	Short	5.0%	S&P 500	Long	1.1%
Currencies			Fixed Income
Euro	Short	3.3%	German Bund, 10 Year	Short	7.5%
Japanese Yen	Short	3.1%	United States, 10 Year	Short	6.3%
Mexican Peso	Long	0.9%	Eurodollar, 3 Month	Long	3.8%

Number of long holdings:		32	Number of short holdings:		29

OUTLOOK

For the prior 12 months, quantitative easing programs across the globe have bolstered equity markets, and until late May, kept fixed income markets relatively quiet, and otherwise soothed investors’ concerns of systemic or “tail” risk. With no clear exit strategy however, the mere mention of a tapering of these programs put investors on edge, causing tremors across asset classes.  We think that 2013 could mark the beginning of a rotation out of bonds and fixed income investments, as a result of stronger than anticipated U.S. economic growth leading to a tapering of Fed asset purchases.  An increase in interest rates may be most pronounced at the long end of the yield curve, as the Fed is unlikely to raise rates until 2014-2015, leading to volatility and trading opportunities for the Fund. Similarly, we expect to see an increase in volatility and opportunities in the currency markets, with the most significant themes revolving around a weaker Yen as a result of aggressive monetary policy from the Bank of Japan and a stronger U.S. Dollar on economic growth. We expect emerging markets to remain under pressure from slowing growth and declining resource demand from China in addition to a more competitive Japanese currency. We also anticipate that developed equity markets will remain well bid and global interest rates biased higher but volatile.

1706-NLD-7/19/2013

Taylor Xplor Managed Futures Strategy Fund
PORTFOLIO REVIEW
June 30, 2013 (Unaudited)

The Fund's performance figures* for the period ended June 30, 2013, as compared to its benchmark:
	Six	Inception** -
	Months	June 30, 2013
Taylor Xplor Managed Futures Strategy Fund Class A	(12.05)%	(13.90)%
Taylor Xplor Managed Futures Strategy Fund Class A with load	(17.13)%	(18.85)%
Taylor Xplor Managed Futures Strategy Fund Class I	(11.93)%	(13.60)%
Barclay BTOP50 Index	0.47%	(1.19)%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.  Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 1.86% for Class A shares and 1.61% for Class I shares per the August 22, 2012, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-895-6943.

The Barclay BTOP50 Index ("BTOP50") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2013 there are 20 funds in the BTOP50 Index.

** Inception date is September 28, 2012.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Bonds & Notes	51.1%
U.S. Government & Agency Obligations	24.4%
Commodity Trading Advisor	23.1%
Money Market Fund	0.2%
Other / Cash & Cash Equivalents	1.2%
100.0%
Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Taylor Xplor Managed Futures Strategy Fund
	CONSOLIDATED PORTFOLIO OF INVESTMENTS
	June 30, 2013
Shares				Value

	COMMODITY TRADING ADVISOR - 23.1%
350	Xplor Global CTA Fund (SPC), Ltd Class 4X Lead Series * +			$ 189,737
50	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 10/12/2012 * +			28,433
90	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 10/22/2012 * +			54,266
20	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 11/28/2012 * +			11,897
570	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/05/2012 * +			341,329
364	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/20/2012 * +			212,991
315	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/24/2012 * +			187,935
944	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 1/22/2013 * +			583,588
550	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 6/11/2013 * +			532,101
410	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 6/28/2013 * +			406,298
	TOTAL COMMODITY TRADING ADVISOR ( Cost - $3,663,350)			2,548,575

Principal ($)		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 51.1%
	AEROSPACE/DEFENSE - 0.7%
80,000	Northrop Grumman Corp.	1.7500	6/1/2018	77,753

	AGRICULTURE - 0.6%
65,000	Philip Morris International, Inc.	1.1250	8/21/2017	63,177

	ASSET BACKED SECURITIES - 0.6%
70,000	CNH Equipment Trust 2013-A	0.4400	7/15/2016	70,000

	AUTOMOBILE - 3.4%
85,000	AmeriCredit Automobile Receivables Trust 2013-2	0.6500	12/8/2017	84,575
35,000	Capital Auto Receivables Asset Trust 2013-1	0.6200	7/20/2016	34,926
85,000	CarMax Auto Owner Trust 2012-2	0.8400	3/15/2017	85,292
60,000	Ford Credit Auto Lease Trust 2013-A	0.6000	3/15/2016	59,336
85,000	Honda Auto Receivables 2013-2 Owner Trust	0.5300	2/16/2017	84,546
24,414	Santander Drive Auto Receivables Trust 2013-1	0.4800	2/16/2016	24,406
				373,081

	BANKS - 11.6%
50,000	Bank of America Corp.	0.5371	10/14/2016	48,944
70,000	Bank of America Corp.	1.3426	3/22/2018	69,149
50,000	Bank of America Corp.	2.0000	1/11/2018	48,353
50,000	BNP Paribas SA	3.2500	3/11/2015	51,576
65,000	Capital One Financial Corp.	2.1250	7/15/2014	65,746
105,000	Citigroup, Inc.	1.0640	4/1/2016	104,540
30,000	Citigroup, Inc.	5.1250	5/5/2014	31,009
80,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands	3.3750	1/19/2017	83,821
100,000	Goldman Sachs Group, Inc./The	1.4756	4/30/2018	99,065
120,000	Goldman Sachs Group, Inc./The	3.6250	2/7/2016	125,319
30,000	JPMorgan Chase & Co.	1.1756	1/25/2018	29,934
75,000	JPMorgan Chase & Co.	4.6500	6/1/2014	77,678
90,000	Morgan Stanley	1.5228	2/25/2016	89,746
105,000	Morgan Stanley	1.7500	2/25/2016	103,949
85,000	Morgan Stanley	4.7500	4/1/2014	86,847
85,000	Wells Fargo & Co.	0.9061	4/23/2018	84,780
75,000	Wells Fargo & Co.	3.6250	4/15/2015	78,548
				1,279,004

See accompanying notes to consolidated financial statements.

	Taylor Xplor Managed Futures Strategy Fund
	CONSOLIDATED PORTFOLIO OF INVESTMENTS
	June 30, 2013 (Continued)
Principal ($)		Coupon Rate (%)	Maturity	Value
	BEVERAGES - 1.9%
95,000	Anheuser-Busch InBev Worldwide, Inc.	1.3750	7/15/2017	$ 93,386
70,000	Coca-Cola Co./The	1.1500	4/1/2018	67,892
50,000	Dr Pepper Snapple Group, Inc.	2.9000	1/15/2016	51,915
				213,193
	COMPUTERS - 2.4%
85,000	Apple, Inc.	0.4500	5/3/2016	84,049
85,000	EMC Corp/MA	1.8750	6/1/2018	84,155
100,000	International Business Machines Corp.	1.2500	2/8/2018	97,355
				265,559

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
65,000	American Express Credit Corp.	2.8000	9/19/2016	67,442
50,000	Caterpillar Financial Services Corp.	0.5128	2/26/2016	49,962
100,000	General Electric Capital Corp.	0.4804	1/8/2016	99,325
40,000	General Electric Capital Corp.	2.1000	1/7/2014	40,354
55,000	PACCAR Financial Corp.	0.8000	2/8/2016	54,517
100,000	SLM Corp.	3.8750	9/10/2015	101,005
90,000	Toyota Motor Credit Corp.	0.5641	5/17/2016	89,808
				502,413
	ELECTRIC - 0.6%
70,000	Georgia Power Co.	0.5933	3/15/2016	70,038

	FOOD - 1.4%
100,000	General Mills, Inc.	0.5756	1/29/2016	99,623
50,000	Kellogg Co.	1.1250	5/15/2015	50,229
				149,852
	HEALTHCARE-PRODUCTS - 1.2%
80,000	Baxter International, Inc.	0.9500	6/1/2016	79,737
55,000	Medtronic, Inc.	1.3750	4/1/2018	53,222
				132,959

	INSURANCE - 3.8%
120,000	American International Group, Inc.	3.8000	3/22/2017	125,803
80,000	Berkshire Hathaway, Inc.	2.2000	8/15/2016	82,640
75,000	MetLife, Inc.	6.7500	6/1/2016	85,825
120,000	Prudential Financial, Inc.	3.8750	1/14/2015	124,982
				419,250
	INTERNET - 1.0%
45,000	eBay, Inc.	1.3500	7/15/2017	44,177
65,000	Google, Inc.	1.2500	5/19/2014	65,524
				109,701
	LEISURE TIME - 0.5%
60,000	Carnival Corp.	1.2000	2/15/2016	59,383

	MEDIA - 3.2%
80,000	COX Communications, Inc.	5.4500	12/15/2014	85,255
80,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	1.7500	1/15/2018	77,098
105,000	NBCUniversal Media LLC	2.1000	4/1/2014	106,227
80,000	Time Warner Cable, Inc.	3.5000	2/1/2015	82,626
				351,206

See accompanying notes to consolidated financial statements.

	Taylor Xplor Managed Futures Strategy Fund
	CONSOLIDATED PORTFOLIO OF INVESTMENTS
	June 30, 2013 (Continued)
Principal ($)		Coupon Rate (%)	Maturity	Value
	METAL FABRICATE/HARDWARE - 0.4%
70,000	Precision Castparts Corp.	1.2500	1/15/2018	$ 68,073

	MINING - 1.8%
75,000	Barrick Gold Corp.	1.7500	5/30/2014	75,098
55,000	BHP Billiton Finance USA Ltd.	1.1250	11/21/2014	55,365
65,000	Rio Tinto Finance USA PLC	2.2500	12/14/2018	63,165
				193,628
	MUNICIPAL - 1.1%
75,000	New Jersey Transportation Trust Fund Authority	1.7580	12/15/2018	72,101
50,000	State of California	1.0500	2/1/2016	49,826
				121,927

	OIL & GAS - 1.2%
65,000	BP Capital Markets PLC	1.8460	5/5/2017	64,845
65,000	Petrobras Global Finance BV	2.0000	5/20/2016	63,650
				128,495

	PHARMACEUTICALS - 2.6%
95,000	Merck & Co., Inc.	1.3000	5/18/2018	92,130
65,000	Pfizer, Inc.	0.9000	1/15/2017	64,277
60,000	Sanofi	1.2500	4/10/2018	58,115
65,000	Teva Pharmaceutical Finance Co. BV	2.4000	11/10/2016	66,906
				281,428

	PIPELINES - 0.8%
30,000	Enterprise Products Operating LLC	5.6000	10/15/2014	31,744
55,000	TransCanada PipeLines Ltd.	0.7500	1/15/2016	54,410
				86,154
	REGIONAL - 1.7%
180,000	Province of Ontario Canada	0.9500	5/26/2015	181,146

	RETAIL - 1.3%
70,000	Wal-Mart Stores, Inc.	0.6000	4/11/2016	69,611
70,000	Walgreen Co.	1.0000	3/13/2015	70,021
				139,632

	TELECOMMUNICATIONS - 2.7%
45,000	AT&T, Inc.	0.6601	2/12/2016	44,752
30,000	Rogers Communications, Inc.	6.3750	3/1/2014	31,120
125,000	Verizon Communications, Inc.	2.0000	11/1/2016	127,591
50,000	Vondafone Group PLC	0.6591	2/19/2016	50,034
50,000	Vondafone Group PLC	1.5000	2/19/2018	47,864
				301,361

	TOTAL BONDS & NOTES ( Cost - $5,698,724)			5,638,413

See accompanying notes to consolidated financial statements.

	Taylor Xplor Managed Futures Strategy Fund
	CONSOLIDATED PORTFOLIO OF INVESTMENTS
	June 30, 2013 (Continued)
Principal ($)		Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 24.4%
100,000	Federal Home Loan Banks	1.0000	6/21/2017	$ 148,622
100,000	Federal National Mortgage Association	0.5500	2/26/2016	99,579
125,000	Federal National Mortgage Association	1.0000	4/30/2018	121,309
125,000	Federal National Mortgage Association	1.2500	2/27/2014	125,863
215,000	United States Treasury Note/Bond	0.2500	5/31/2014	215,118
555,000	United States Treasury Note/Bond	0.3750	11/15/2014	556,106
515,000	United States Treasury Note/Bond	0.5000	10/15/2014	516,831
180,000	United States Treasury Note/Bond	0.7500	9/15/2013	180,246
85,000	United States Treasury Note/Bond	1.0000	8/31/2016	85,657
300,000	United States Treasury Note/Bond	1.2500	4/15/2014	302,531
335,000	United States Treasury Note/Bond	1.2500	10/31/2015	341,177
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS ( Cost - $2,700,913)			2,693,039
Shares
	SHORT-TERM INVESTMENT - 0.2%
	MONEY MARKET FUND - 0.2%
22,139	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.08% (a) (Cost $22,139)			22,139

	TOTAL INVESTMENTS ( Cost - $12,085,126) (b) - 98.8%			$ 10,902,166
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%			125,583
	NET ASSETS - 100.0%			$ 11,027,749

* Non-income producing investment.
+ All of this investment is a holding of TXMFS Fund Limited which commenced operations on October 4, 2012 and is a wholly-owned subsidiary of Taylor Xplor Managed Futures Strategy Fund.
PLC - Public Limited Company.
(a) Money market fund; interest rate reflects the seven-day effective yield on June 30, 2013.

(b) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $12,088,481 and differs from market value by by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:		$ 724
		Unrealized depreciation:		(1,187,039)
		Net unrealized depreciation:		$ (1,186,315)

See accompanying notes to consolidated financial statements.

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013

ASSETS
Investment securities:
At cost	$ 12,085,126
At value	$ 10,902,166
Receivable for securities sold	124,532
Interest receivable	30,127
Due from advisor	27,494
Prepaid expenses and other assets	54,066
TOTAL ASSETS	11,138,385

LIABILITIES
Payable for investments purchased	63,590
Distribution (12b-1) fees payable	1,374
Accrued expenses and other liabilities	45,672
TOTAL LIABILITIES	110,636
NET ASSETS	$ 11,027,749

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 12,798,400
Accumulated net investment loss	(82,821)
Accumulated net realized loss from security transactions	(504,870)
Net unrealized depreciation of investments	(1,182,960)
NET ASSETS	$ 11,027,749

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 6,581,787
Shares of beneficial interest outstanding	764,760
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)	$ 8.61
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (a)	$ 9.14

Class I Shares:
Net Assets	$ 4,445,962
Shares of beneficial interest outstanding	514,692
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 8.64

(a) Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period September 28, 2012* to June 30, 2013

INVESTMENT INCOME
Interest	$ 32,055
TOTAL INVESTMENT INCOME	32,055

EXPENSES
Investment advisory fees	107,039
Professional fees	75,759
Administrative services fees	27,961
Transfer agent fees	22,477
Accounting services fees	18,000
Trustees fees and expenses	17,922
Registration fees	17,369
Compliance officer fees	16,122
Printing and postage expenses	12,499
Custodian fees	7,699
Distribution (12b-1) fees:
Class A	6,620
Non 12b-1 shareholder servicing	1,529
Insurance expense	556
Other expenses	5,074
TOTAL EXPENSES	336,626

Less: Fees waived and expenses reimbursed	(211,612)

NET EXPENSES	125,014
NET INVESTMENT LOSS	(92,959)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from:
Security transactions	(504,870)
Net change in unrealized appreciation (depreciation) of:
Security transactions	(1,182,960)
NET LOSS ON INVESTMENTS	(1,687,830)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (1,780,789)

* Commencement of Operations.

See accompanying notes to consolidated financial statements.

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period
September 28, 2012**
to June 30, 2013
FROM OPERATIONS
Net investment loss	$ (92,959)
Net realized loss from security transactions	(504,870)
Net change in unrealized appreciation (depreciation) of
security transactions	(1,182,960)
Net decrease in net assets resulting from operations	(1,780,789)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	8,214,697
Class I	11,463,571
Redemption fee proceeds:
Class A	1,185
Class I	862
Payments for shares redeemed:
Class A	(881,305)
Class I	(5,990,472)
Net increase in net assets from shares of beneficial interest	12,808,538

TOTAL INCREASE IN NET ASSETS	11,027,749

NET ASSETS
Beginning of Period	-
End of Period *	$ 11,027,749
*Includes accumulated net investment loss of:	$ (82,821)

** Commencement of Operations.

SHARE ACTIVITY
Class A:
Shares Sold	860,765
Shares Redeemed	(96,005)
Net increase in shares of beneficial interest outstanding	764,760

Class I:
Shares Sold	1,181,617
Shares Redeemed	(666,925)
Net increase in shares of beneficial interest outstanding	514,692

** Commencement of Operations.

See accompanying notes to consolidated financial statements.

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class A	Class I
		Period* Ended	Period* Ended
		June 30,	June 30,
		2013	2013
Net asset value, beginning of period		$ 10.00	$ 10.00

Activity from investment operations:
	Net investment loss (1)	(0.10)	(0.08)
	Net unrealized loss
	on investments	(1.29)	(1.28)
Total from investment operations		(1.39)	(1.36)

Paid-in-Capital From Redemption Fees (6)		0.00	0.00

Net asset value, end of period		$ 8.61	$ 8.64

Total return (2)(5)		(13.90)%	(13.60)%

Net assets, at end of period (000s)		$ 6,582	$ 4,446

Ratio of gross expenses to average
	net assets (3)(4)	4.40%	4.68%
Ratio of net expenses to average
	net assets (4)	1.86%	1.61%
Ratio of net investment loss
	to average net assets (4)	(1.37)%	(1.20)%

Portfolio Turnover Rate (5)		52%	52%
*	Commencement of Operations was September 28, 2012.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Amount is less then $0.01.

See accompanying notes to consolidated financial statements.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2013

1.

ORGANIZATION

The Taylor Xplor Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently offers two distinct share classes; Class A and Class I shares. The Fund seeks to obtain positive absolute returns. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The consolidated financial statements include Taylor Xplor Managed Futures Strategy Fund and its wholly owned subsidiary TXMFS Fund Limited (“TXMFS”).  TXMFS commenced operations on October 4, 2012 and is incorporated in the Cayman Islands as an exempted company with limited liability.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.   Investments in Commodity Trading Advisors’ Managed Futures Programs are valued at a fair value based on the net asset value as reported by Commodity Trading Advisors.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

 yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013 for the Fund’s assets measured at fair value:

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

Assets *	Level 1	Level 2	Level 3	Total
Commodity Trading Advisor	$ -	$ 2,548,575	$ -	$ 2,548,575
Bonds & Notes	-	5,638,413	-	5,638,413
U.S. Government & Agency Obligations	-	2,693,039	-	2,693,039
Money Market Fund	22,139	-	-	22,139
Total	$ 22,139	$ 10,880,027	$ -	$ 10,902,166

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

* See Consolidated Portfolio of Investments for industry classifications.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include TXMFS Fund Limited, a wholly-owned and controlled foreign subsidiary.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.  The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest.  Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary.  However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists.  These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership.  All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the net assets of TXMFS is as follows:

TXMFS Fund Limited ("TXMFS") *
June 30, 2013
Fair Value of Xplor Global CTA Fund (SPC) Ltd.	$ 2,548,575
Other Assets	$ -
Total Net Assets	$ 2,548,575

Percentage of the Fund's Total Net Assets	23.11%

* TXMFS commenced operations on October 4, 2012.

For tax purposes, TXMFS is an exempted Cayman investment company.  TXMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, TXMFS is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax.  However, as a wholly-owned CFC, TXMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

3. INVESTMENT TRANSACTIONS

For the period ended June 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $8,727,398 and $2,490,353, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Taylor Investment Advisors, LP, serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged BlackRock Investment Management, LLC (“BlackRock”) as the sub-advisor to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets up to and including $500 million and 1.25% on assets above $500 million. Pursuant to a sub-advisory agreement, the Advisor pays BlackRock a sub-advisory fee, computed and accrued daily and paid monthly.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until October 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, taxes, interest, brokerage fees and commissions, expenses of other investment companies in which the Fund may invest, borrowing costs (such as interest and dividend expense on securities sold short) or extraordinary expenses such as litigation) do not exceed 1.86% and 1.61% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. For the period ended June 30, 2013, the Advisor waived fees and reimbursed expenses in the amount of $211,612.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.86% and 1.61% of average daily net assets attributable to Class A and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.86% and 1.61% of average daily net assets for each share class. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 1.86% and 1.61%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.  $211,612 is subject to recapture by the Advisor by June 30, 2016.

The Trust, on behalf of the Fund, has adopted the Trusts’ Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares.   The Distributor is an affiliate of GFS. For the period ended June 30, 2013, the Distributor did not receive any underwriting commissions for sales of Class A shares.

Trustees- Effective January 1, 2013, GFS pays the Fund’s pro rata share of a total fee of $6,000 per quarter for each Independent Trustee, plus $3,500 per year for the Chairman of the Audit Committee and the Chairman of the Board of Trustees.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the Trust officers receive compensation from the Trust.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the period ended June 30, 2013, the Fund assessed $2,047 in redemption fees.

6.  TAX COMPONENTS OF CAPITAL

As of June 30, 2013, the components of distributable earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis accumulated net realized loss on security transactions and unrealized depreciation is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary and the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $82,821.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such losses of $5,865.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended June 30, 2013 as follows:

7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act.  As of June 30, 2013, Charles Schwab & Co. account, holding shares for the benefit of others in nominee name, held approximately 31% of the voting securities of the Fund.

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

8.  UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANY

The Fund currently invests a portion of its assets in Xplor Global CTA Fund (SPC), Ltd. - 4X Series (the “Feeder”).  The Feeder solely invests in the Xplor Global CTA Fund, L.P – 4X Series (the “Master”).  The Fund may redeem its investment from the Feeder at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  As of June 30, 2013 the percentage of the Fund’s net assets invested in the Feeder was 23.1%.  The performance of the Fund may be directly affected by the performance of the Feeder.  The most recent financial statements of the Feeder and Master are attached and should be read in conjunction with the Fund’s consolidated financial statements.

9.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

10.  SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Taylor Xplor Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Taylor Xplor Managed Futures Strategy Fund (the Fund), a separate series of the Northern Lights Fund Trust III as of June 30, 2013, and the related consolidated statements of operations, changes in net assets and the financial highlights for the period from September 28, 2012 (commencement of operations) through June 30, 2013. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate audit procedures where replies from others were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Taylor Xplor Managed Futures Strategy Fund as of June 30, 2013, and the results of their operations, the changes in their net assets, and financial highlights for the period from September 28, 2012 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

August 29, 2013

Taylor Xplor Managed Futures Strategy Fund

EXPENSE EXAMPLES

June 30, 2013 (Unaudited)

As a shareholder of the Taylor Xplor Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period*	Expense Ratio During Period+
Class A	$1,000.00	$ 879.50	$8.67	1.86%
Class I	1,000.00	880.70	7.51	1.61

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.57	$9.30	1.86%
Class I	1,000.00	1,016.81	8.05	1.61

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

+Annualized.

Taylor Xplor Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year if Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Vincentini Born in 1940	Trustee, Chairman	February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	15	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).
Mark H. Taylor*** Born in 1964	Trustee	February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

Anthony M. Payne Born in 1942	Trustee	February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996 – 2008).	15	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

Taylor Xplor Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2013

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen Born in 1944	Trustee	February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (Law Firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	15

Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).

John V. Palancia Born in 1954	Trustee	February 2012, Indefinite	Retired (since 2011); Formerly, Director of Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975 - 2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since June 2012); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Northern Lights Fund Trust (December 2011); Northern Lights Variable Trust (December 2011

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

** The "Fund Complex" includes the following registered management investment companies in addition to NL III: Northern Lights Fund Trust, and Northern Lights Variable Trust.

*** Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust, each separate trust in the Fund Complex.  On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Funds.

Taylor Xplor Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2013

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President	February 2012, indefinite

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	Treasurer	February 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary	February 2012, indefinite

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President of Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

William Kimme Born in 1963	Chief Compliance Officer	February 2012, indefinite	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-895-6943.

6/30/13-NLIII

ADDITIONAL INFORMTION (Unaudited)

FINANCIAL STATEMENTS OF UNDERLYING INVESTMENT

As discussed in Note 8 to the consolidated financial statements of the Taylor Xplor Managed Futures Strategy Fund, the following pages will include the financial statements of the Xplor Global CTA Fund (SPC), Ltd. - 4X Series (the “Feeder”)  which invests in the Xplor Global CTA Fund, L.P – 4X Series(the “Master”).  The financial statements are from the latest audited annual report period ended December 31, 2012.

XPLOR GLOBAL CTA FUND (SPC), LTD.

Financial Statements and

Independent Auditors’ Report

For the year ended December 31, 2012

This report is submitted pursuant to an exemption claimed under the Commodity Futures Trading Commission pursuant to Section 4.7 of the Regulations.

This report shall not constitute an offer or a solicitation of an offer to buy shares of the Fund. Subscriptions are to be made only on the basis of the current confidential private offering memorandum.

NFA commodity pool ID number: P037220

Deloitte & Touche

One Capital Place

P.O. Box 1787

Grand Cayman KY1-1109

CAYMAN ISLANDS

Tel: +1 345  949 7500

Fax:+1 345  949 8238

cayman@deloitte.com

www.deolitte.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

of Xplor Global CTA Fund (SPC), Ltd.

We have audited the accompanying financial statements of Xplor Global CTA Fund (SPC), Ltd. (the "Fund"), comprising the Class 1X and Class 4X Segregated Portfolios (the “Segregated Portfolios”), which comprise the statement of assets and liabilities, as of December 31, 2012, and the related statements of operations and changes in net assets (all expressed in U.S. dollars) for the year ended December 31, 2012 (Class 1X) and for the period from October 5, 2012 (commencement of operations) to December 31, 2012 (Class 4X), and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the Fund’s preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Segregated Portfolios of Xplor Global CTA Fund (SPC), Ltd. as of December 31, 2012, the results of their operations and changes in their net assets for the year ended December 31, 2012 (Class 1X) and for the period from October 5, 2012 (commencement of operations) to December 31, 2012 (Class 4X), in accordance with accounting principles generally accepted in the United States of America.

March 15, 2013

XPLOR GLOBAL CTA FUND (SPC), LTD.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012
(expressed in U.S. dollars)

	Class 1X	Class 4X
ASSETS
Cash and cash equivalents	$18	$802
Investment in Xplor Global CTA Fund, L.P.
– 1X Series (cost: $573)	643	-
Investment in Xplor Global CTA Fund, L.P.
– 4X Series (cost: $1,723,960)	-	1,739,994
Other assets	-	30,932
Prepaid expenses	-	7,876

Total Assets	661	1,779,604

LIABILITIES
Payable to affiliate entity	-	14,695
Management and incentive fee payable	-	12,280

Total Liabilities	-	26,975

NET ASSETS	$661	$1,752,629

NET ASSET VALUE PER SHARE

Class 1X
Series 04/08 (1 share)	$660.90

Class 4X
Lead series (350 shares)		$925.50
Series 10/12/2012 (50 shares)		$970.83
Series 10/22/2012 (90 shares)		$1,029.38
Series 11/28/2012 (20 shares)		$1,015.52
Series 12/05/2012 (570 shares)		$1,022.33
Series 12/20/2012 (364 shares)		$998.97
Series 12/24/2012 (315 shares)		$1,018.57

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND (SPC), LTD.

STATEMENT OF OPERATIONS

for the year ended December 31, 2012 (Class 1X) and for the period from October 5, 2012

(commencement of operations) to December 31, 2012 (Class 4X)

(expressed in U.S. dollars)

	Class 1X	Class 4X

NET INVESTMENT LOSS ALLOCATED FROM
XPLOR GLOBAL CTA FUND, L.P.	$(18)	$(13,362)

FUND LEVEL EXPENSES
Management fee	-	6,898
Incentive fee	-	5,382
Director fees	-	1,124
Bank charges	299	198
Other expenses	-	5,155

Total fund level expenses	299	18,757

Net investment loss	(317)	(32,119)

REALIZED AND UNREALIZED GAIN (LOSS) ON DERIVATIVES
AND FOREIGN CURRENCY ALLOCATED FROM XPLOR
GLOBAL CTA FUND, L.P.
Net realized gain/(loss) on derivatives and foreign currency	39	(37,593)
Net change in unrealized gain on derivatives and foreign currency	12	63,341

Net realized and unrealized gain on derivatives and foreign
currency allocated from Xplor Global CTA Fund, L.P.	51	25,748

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(266)	$(6,371)

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND (SPC), LTD.

     STATEMENT OF CHANGES IN NET ASSETS for the year ended December 31, 2012

 (Class 1X) and for the period from October 5, 2012 (commencement of operations) to December 31, 2012 (Class 4X)

(expressed in U.S. dollars)

	Class 1X	Class 4X
NET DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(317)	$(32,119)
Net realized and unrealized gain on derivatives and
foreign currency	51	25,748

Net decrease in net assets resulting from operations	(266)	(6,371)

NET INCREASE IN NET ASSETS FROM CAPITAL
TRANSACTIONS:
Subscription of shares	-	1,759,000

NET (DECREASE) INCREASE IN NET ASSETS	(266)	1,752,629

NET ASSETS AT BEGINNING OF YEAR/PERIOD	927	-

NET ASSETS AT END OF YEAR	$661	$1,752,629

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND (SPC), LTD.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

1.

DESCRIPTION OF BUSINESS

Xplor Global CTA Fund (SPC), Ltd. (previously Xplor Global CTA Fund (BWI), Ltd.) (the “Fund”) is an investment company which was incorporated under the laws of the Cayman Islands on December 20, 2006, and commenced operations on January 1, 2008.  The Fund is a feeder fund in a master/feeder structure and invests substantially all of its assets in Xplor Global CTA Fund, L.P. (the “Master Fund”) a series limited partnership formed under the laws of Delaware.

The Master Fund’s investment objective is to realize capital appreciation through speculation in a variety of worldwide derivatives markets by trading across a broad range of futures contracts and currencies. To achieve that objective, the Master Fund focuses on rigorous risk management and portfolio scalability and responsiveness to the market environment, as well as attention to developments both in asset management and related scientific disciplines.

On August 3, 2012, the Fund converted from a Cayman Islands exempted company to a Cayman Islands segregated portfolio company.  The Fund currently offers two classes of shares, Class 1X and Class 4X, each a Segregated Portfolio, the latter of which commenced operations on October 5,

2012.  Shares of Class 1X will participate in 1X Series of the Master Fund and Shares of Class 4X will  participate in  4X  Series of  the  Master Fund.    The  investment objectives and  investment strategies of each Series are identical, except that capital accounts in the 4X Series are traded at four times the leverage of the 1X Series.

In accordance with Part XIV-Segregated Portfolio Companies of the Companies Law of the Cayman Islands,  the  assets,  liabilities  and  equity  of  each  Segregated  Portfolio  are  kept  separate  and segregated from the general assets of the Fund. Further, the assets and liabilities of each Segregated Portfolio in the Fund are kept segregated, separate and separately identifiable from any other Segregated Portfolio.    In  the  case  of  insolvency  with  respect  to  the  Fund’s  general  business activities, creditors may be entitled to recourse only to the extent of the Fund's general assets.  In the case of insolvency with respect to or attributable to a particular segregated portfolio, creditors may be entitled to have recourse only to; firstly, the specific Segregated Portfolio assets attributable to such portfolio; and secondly (unless specifically prohibited by the articles of association), the Fund's general assets to the extent that the general assets exceed the required minimum capital. Such a claim shall not extend to the Segregated Portfolio assets attributable to any other Segregated Portfolio.

As the performance of the Fund is directly dependent on the performance of the Master Fund, these financial statements should be read in conjunction with those of the Master Fund, which are an integral part of these financial statements and are attached.

2.

SIGNIFICANT ACCOUNTING POLICIES

Basis  of  preparation  -  These  financial  statements  have  been  prepared  in  conformity  with accounting  principles  generally  accepted  in  the  United  States  of  America  (“GAAP”).    The preparation  of  financial  statements  in  accordance  with  GAAP  requires  management  to  make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

XPLOR GLOBAL CTA FUND (SPC), LTD.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

2.

SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Investment in Xplor Global CTA Fund, L.P. - The Fund’s investment in the Master Fund is valued at the Fund’s proportionate interest in the nets assets of the Master Fund.  The valuation of investments held by the Master Fund is discussed in the notes to the financial statements of the Master Fund.  The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses which are included in the statement of operations.  As of December 31, 2012, the Fund has approximately 0.01% ownership interest in the 1X Series of the Master Fund and 100% ownership interest in the 4X Series of the Master Fund.

Fair value measurement - In accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“ASC 820”), defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the reporting date, establishes a framework for measuring fair value and expands disclosures about fair value.  The Fund seeks to achieve its investment objectives through investing substantially all of its investable  assets  in  the  Master  Fund.    ASC  820  disclosures  relating  to  Fund’s  underlying investments held within the Master Fund are included in the attached Master Fund’s financial statements.

Income taxes - In accordance with ASC 740, Income Taxes, which establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a tax return, the Investment Manager has reviewed the Fund’s tax positions for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

The Fund has been registered as an exempted company pursuant to the Companies Law of the Cayman Islands.  No local income, profits or capital gains taxes are levied in the Cayman Islands at the current time; however, the Fund has received an undertaking from the Cayman Islands Government that, for a period of 20 years from December 19, 2006, the Fund will be exempt from taxation in the Cayman Islands. The only taxes payable by the Fund on its income are withholding taxes applicable to certain income.

Recent accounting pronouncements - In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-11, Disclosures About Offsetting Assets and Liabilities. The ASU requires new disclosures about derivative instruments that are either offset in accordance with either ASC 210-20-45 or ASC 815-10-45 or subject to an enforceable master netting arrangement or similar agreement and are not offset. The disclosures are effective for fiscal years beginning on or after January 1, 2013.   In January 2013, FASB issued

2013-01 which clarifies which instruments and transactions are subject to the offsetting disclosure requirements established by ASU 2011-11.  The Fund is currently evaluating the impact of these disclosures on its financial statements.

XPLOR GLOBAL CTA FUND (SPC), LTD.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

3.

SHARE CAPITAL

The authorized share capital of the Fund is $50,000 divided into 5,000,000 redeemable, voting, participating shares with a par value of $0.01 each (the “Shares”).

Transactions in participating shares for the year/period ended December 31, 2012 were as follows:

	1X Series	4X Series

Balance outstanding at beginning of year/period	1	-
Participating shares issued	-	1,759
Participating shares redeemed	-	-

Balance outstanding at end of year/period	1	1,759

4.

MANAGEMENT AND PERFORMANCE FEES

The Fund is managed by Xplor Capital Management, LLC (the “Investment Manager”), a Delaware corporation registered in the State of California. The Investment Manager is responsible for the management of the Master Fund’s investments.

Pursuant to the Investment Management Agreement dated October 14, 2006 the Fund pays the

Investment Manager a management fee and incentive fee.

Management Fee - The Fund will pay a monthly management fee to the Investment Manager at the rate of 2% per annum, calculated on the net asset value of the Fund as of the end of each calendar month. For the year ended December 31, 2012, no management fees were incurred in Class 1X. For the period ended December 31, 2012, a management fee of $6,898 was incurred in the Class 4X of which all is payable at period end.

Incentive Fee - The Investment Manager receives an annual incentive fee equal to 20% of new net profit as of the end of each calendar year in respect to Class 1X shares and as of the end of each calendar quarter in respect to Class 4X shares (and on a Redemption Date with respect to shares redeemed intra-quarter).  The incentive fee is net of all expenses, including the management fee and other costs and is subject to a “High Water Mark”, which is the Net Asset Value of the share on the date an incentive fee was last paid with respect to each share (or the closing date for such share if no incentive fee was previously paid).  The High Water Mark assures that there will be no incentive fees paid on the recoupment of any net losses.  For the year ended December 31, 2012, no incentive fees were incurred in Class 1X. During the period ended December 31, 2012, $5,382 was charged in incentive fees in Class 4X, all of which is payable at period end.

XPLOR GLOBAL CTA FUND (SPC), LTD.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

5.

SUBSEQUENT EVENTS

The Investment Manager evaluated subsequent events occurring through March 15, 2012, the date that these financial statements were available to be issued.

6.

FINANCIAL HIGHLIGHTS

Financial highlights of the Fund for the year/period ended December 31, 2012 are as follows:

Per share operating performance:	Class 1X	Class 4X
	Series 04/08	Lead Series
Net asset value, beginning of year/period	$927.37	$1,000.00
Net investment loss	(317.40)	(36.97)
Net realized and unrealized gains (losses) on derivatives
and foreign currencies	50.93	(37.53)
Total from investment operations	(266.47)	(74.50)
Net asset value, end of year/period	$660.90	$925.50
Total Return
Total return before and after incentive fee	(28.73)%	(7.45)%
Ratios to Average Net Asset Value
Total expenses before and after incentive fee	33.93%	5.85%*
Net investment loss	(35.96)%	(16.57)%*

*	Ratios include the Fund’s proportionate share of the Master Fund’s expenses and net investment loss, and are annualized for the period less than a year.
An individual investor’s return and ratios to average net assets may vary from those presented based on the timing of the subscriptions and redemptions, eligibility to participate in new issues and the existence of loss carry forwards.

XPLOR GLOBAL CTA FUND, L.P.

Financial Statements and Independent Auditors’ Report

For the year ended December 31, 2012

This report is submitted pursuant to an exemption claimed under the Commodity Futures Trading Commission pursuant to Section 4.7 of the Regulations.

This report shall not constitute an offer or a solicitation of an offer to buy shares of the Fund. Subscriptions are to be made only on the basis of the current confidential private offering memorandum.

NFA commodity pool ID number: P026093

 Deloitte & Touche Ltd.

Chartered Accountants

Corner House

20 Parliament Street

Hamilton HM 12

PO. Box HM 1556

Hamilton HM FX

Bermuda

Tel: +1 (441) 292 1500

Fax: +1 (441) 292 0961

 www.deloitte.bm

INDEPENDENT AUDITORS' REPORT

To the Partners ofXplor Global CTA Fund, L.P.:

We have audited  the  accompanying  financial  statements  of  Xplor  Global  CTA  Fund,  L.P.  (the  "Fund"),  which comprise the statement  of assets  and liabilities  and condensed  schedule of investments,  as of December 31, 2012, and the related statements  of operations  and changes  in net assets for the year then  ended  (all expressed  in U.S. dollars), and the related notes to the financial statements.

Management's  Responsibility  for the Financial Statements

Management is responsible for the preparation  and fair presentation of these financial statements in accordance with accounting principles generally accepted  in the United States of America; this includes the design, implementation, and maintenance  of internal  control  relevant to the Fund's  preparation  and fair presentation  of financial statements that are free from material misstatement,  whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance  with auditing standards  generally accepted  in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable  assurance about whether  the fmancial  statements are free from material misstatement.

An audit involves performing  procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The  procedures  selected  depend  on the  auditor's  judgment,  including  the  assessment  of the risks  of material misstatement of the financial statements,  whether due to fraud or error. In making those risk assessments, the  auditor  considers  internal  control  relevant  to  the  Fund's   preparation  and  fair  presentation  of  the  fmancial statements in order to design audit procedures  that are appropriate  in the circumstances,  but not for the purpose of expressing an opinion on the effectiveness  of the Fund's internal control. Accordingly,  we express no such opinion. An  audit  also  includes  evaluating   the  appropriateness   of  accounting  policies  used  and  the  reasonableness  of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence  we have obtained  is sufficient and appropriate  to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xplor Global CTA Fund, L.P. as of December 31, 2012, the results of its operations  and changes in its net assets for the year then ended, in accordance with accounting principles generally acceped in the United States of America.

March 15, 2013

Deloitte  refers to one or more of Deloitte  Touche Tohmatsu Limited, a UK private company  limited  by guarantee, and its network of member  firms, each of which  is a legally separate and independent entity.

Please see www.deloitte.com/ about  for a detailed description  of the legal structure  of Deloitte  Touche Tohmatsu Limited and its member  firms.

Deloitte  Bermuda is an affiliate  of Deloitte  Caribbean and Bermuda Limited, a member  firm of Deloitte  Touche Tohmatsu Limited.

XPLOR GLOBAL CTA FUND, L.P
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012
(expressed in U.S. dollars)

	1X Series	4X Series
ASSETS
Due from brokers	$3,611,934	$1,447,237
Cash and cash equivalents	1,902,641	236,466
Unrealized appreciation on derivatives	113,078	123,090
Receivable from affiliate entity	14,695	-
Other receivables	14,095	-

Total Assets	$5,656,443	1,806,793

LIABILITIES AND PARTNERS’ CAPITAL
Unrealized depreciation on derivatives	$51,288	$59,749
Contribution received in advance	500,000	-
Management fee payable (Note 5)	15,474	-
Accounts payable and accrued expenses	47,365	7,050

Total Liabilities	614,127	66,799

Partners’ Capital	5,042,316	1,739,994

Total Liabilities and Partners’ Capital	$5,656,443	$1,806,793

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND, L.P.
CONDENSED SCHEDULE OF INVESTMENTS
December 31, 2012
(expressed in U.S. dollars)

	1X Series		4X Series
		% of		% of
	Fair	Partners’	Fair	Partners’
Unrealized Appreciation on Derivatives	Value	Capital	Value	Capital

Futures Contracts - Assets
Commodities	$77,567	1.5%	$86,354	5.0%
Currencies	11,473	0.2%	12,271	0.7%
Equity index	635	0.0%	1,739	0.1%
Interest rate	23,403	0.5%	22,726	1.3%

Total unrealized appreciation on derivatives	$113,078	2.2%	$123,090	7.1%

	1X Series		4X Series
		% of		% of
Unrealized Depreciation on Derivatives	Fair	Partners’	Fair	Partners’
	Value	Capital	Value	Capital

Futures Contracts – Liabilities
Commodities	$1,571	0.0%	$3,033	0.2%
Currencies	12,904	0.3%	14,626	0.8%
Equity index	1,331	0.0%	3,041	0.2%
Interest rate	35,482	0.7%	39,049	2.2%

Total unrealized depreciation on derivatives	$51,288	1.0%	$59,749	3.4%

See accompanying notes to the financial statements

XPLOR GLOBAL CTA FUND, L.P.

     STATEMENT OF OPERATIONS

for the year ended December 31, 2012 (1X Series) and for the period from October 5, 2012

(commencement of operations) to December 31, 2012 (4X Series)

(expressed in U.S. dollars)

	1X Series	4X Series
INVESTMENT INCOME
Interest income	$189	$-

EXPENSES
Management fee (Note 5)	77,317	-
Professional fees	44,784	3,205
Operating fees	16,606	1,260
Administration fee (Note 6)	12,000	8,850
Interest expense	490	47

Total expenses	151,197	13,362

Net investment Loss	(151,008)	(13,362)

REALIZED AND UNREALIZED GAIN ON DERIVATIVES
AND FOREIGN CURRENCY
Net realized gain (loss) on investments, derivatives
and foreign currency	139,179	(37,593)
Net change in unrealized gain on derivatives and
foreign currency	42,643	63,341

Net realized and unrealized gain on derivatives and
foreign currency	181,822	25,748

NET INCREASE IN PARTNERS’ CAPITAL RESULTING
FROM OPERATIONS	$30,814	$12,386

See accompanying notes to the financial statements

-

XPLOR GLOBAL CTA FUND, L.P.

     STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

 for the year ended December 31, 2012 (1X Series) and for the period from October 5, 2012

(commencement of operations) to December 31, 2012 (4X Series)

(expressed in U.S. dollars)

	General	Limited
1X Series	Partner	Partners	Total
Partners’ capital as of January 1, 2012	$41,830	$2,369,922	$2,411,752
Capital contributions	-	2,600,000	2,600,000
Capital withdrawals	-	(250)	(250)
Net increase in partners’ capital
resulting from operations	1,666	29,148	30,814
Incentive allocation	7,233	(7,233)	-
Partners’ capital as of December 31, 2012	$50,729	$4,991,587	$5,042,316

	General	Limited
4X Series	Partner	Partners	Total
Partners’ capital as of October 5, 2012	$-	$-	$-
Capital contributions	-	1,759,000	1,759,000
Capital withdrawals	-	(31,392)	(31,392)
Net increase in partners’ capital
resulting from operations	-	12,386	12,386
Partners’ capital as of December 31, 2012	$-	$1,739,994	$1,739,994

See accompanying notes to the financial statements

1.	DESCRIPTION OF BUSINESS

Xplor Global CTA Fund, L.P. (the “Fund”) is a series limited partnership formed under the laws of Delaware and incorporated on October 14, 2006, which commenced operations on January 1, 2008. Xplor Capital Management, LLC (the “General Partner”), a Delaware limited liability company, is the general partner of the Fund. The Fund’s investment strategy is to realize capital appreciation through speculation in a variety of worldwide derivatives markets by trading across a broad range of futures contracts and currencies. The Fund focuses on rigorous risk management and portfolio scalability and responsiveness to market environment, as well as attention to developments both in asset management and related scientific disciplines.

On August 7, 2012, the Fund became a series limited partnership. The Fund currently offers two segregated series, the “1X Series” and the “4X Series”, (each a “Series”) the latter of which commenced operations on October 5, 2012. The investment objectives and investment strategies of each Series are identical, except that capital accounts in the 4X Series are traded at four times the leverage of the 1X Series. Under the applicable statute, the debts, liabilities and obligations of any one Series are not enforceable against any other Series.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation - These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Derivative financial instruments - The Fund trades derivative financial instruments such as futures contracts, which are recorded at fair value at the reporting date. Derivatives are generally based upon notional values. Notional values are not recorded on-balance sheet, but rather are utilized solely as a basis for determining future cash flows to be exchanged. Therefore, notional amounts provide a measure of the fund’s involvement with such instruments, but are not fully indicative of potential risk. Realized and unrealized changes in fair values are included in realized and unrealized gains and losses on derivatives in the statement of operations in the period in which the changes occur. The fair value of derivative financial instruments at the reporting date is included in the statement of assets and liabilities. Fair value on open futures contracts is calculated as the difference between the price as per contract date and the applicable market price at the reporting date as reported in published sources, applied to the notional amount of the futures contract.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Investment transactions and valuation - Futures and foreign exchange transactions and the related revenues and expenses are recorded on a trade date basis. Securities listed on a national securities exchange are valued at their last sales price. The resulting unrealized gains and losses are reflected in results of operations. Cost of investments sold is determined on the first-in-first-out method for purposes of determining gain or loss on the sale.

Fair value of financial instruments - The fair value of the Fund’s assets and liabilities which qualify as financial instruments under Accounting Standards Codification (“ASC”) 825, Financial Instruments, approximates the carrying amounts presented in the statement of assets and liabilities.

Investment income - Interest is recorded on the accrual basis.

Foreign currency translation - Assets and liabilities denominated in foreign currencies are translated into US dollars at exchange rates prevailing at the close of the financial period. Income and expenses in foreign currencies are translated into US dollars at the exchange rates prevailing at the dates of the transactions. Realized gains and losses and change in unrealized exchange gains and losses are included with investments in the statement of operations.

Allocation of net increase in net assets from operations - At the end of each accounting period of the Fund, the net increase in net assets from operations is allocated to all partners in proportion to their respective capital account balances during the accounting period.

Income taxes - The Fund generally is not subject to income taxes and, accordingly, no provision has been made. Individual partners report their distributive share of the Fund’s income or loss on their respective income tax returns. ASC 740, Income Taxes (“ASC 740”) provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years. The Fund adopted the provisions of ASC 740, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (cont’d)

New accounting standards - In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-11, Disclosures About Offsetting Assets and Liabilities. The ASU requires new disclosures about derivative instruments that are either offset in accordance with either ASC 210-20-45 or ASC 815-10-45 or subject to an enforceable master netting agreement or similar agreement and are not offset. The disclosures are effective for fiscal years beginning on or after January 1, 2013. In January 2013, FASB issued 2013-01, which clarifies which instruments and transactions are subject to the offsetting disclosure requirements established by ASU 2011-11. The Fund is currently evaluating the impact of these disclosures on its financial statements.

3.	FAIR VALUE MEASUREMENTS

Valuation of Investments - Definition and Hierarchy

Under ASC 820, Fair Value Measurements (“ASC 820”) fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

3.	FAIR VALUE MEASUREMENTS (cont’d)

The availability of valuation techniques and observable inputs can vary and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

The following tables presents information about the Fund’s assets and liabilities measured at fair value as of December 31, 2012:

1X Series	Level 1	Level 2		Level 3		Total
Assets

Futures contracts	$113,078	$-	$		- $	113,078

Liabilities

Futures contracts	$51,288	$-	$	- $	51,288

There were no significant transfers between levels during the year.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

4X Series	Level 1	Level 2		Level 3		Total
Assets

Futures contracts	$123,090	$-	$		- $	123,090

Liabilities

Futures contracts	$59,749	$-	$	- $	59,749

4.	DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Fund, in its normal course of investing and trading activities, may enter into transactions in financial instruments including derivatives. Long positions held by the Fund are exposed to market and credit risk whereas short positions have market, credit and off-balance sheet risk.

Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates, or market prices of other financial instruments. In certain cases, the Fund may use derivative financial instruments to hedge the market value of other positions. The notional or contractual amount of derivative financial instruments provides only a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk.
Credit risk arises from the failure of the counterparties to perform according to the terms of the contract. The Fund’s counterparties are major brokerage firms and banks in the United States. The Fund’s derivatives are all exchange traded futures therefore there is nil credit risk.

Off-balance sheet risk refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected in the statement of assets and liabilities.

The Fund’s business is speculative trading. The Fund does not designate any derivative instruments as hedging instruments under ASC 815, Derivatives and Hedging. The average number of futures contracts outstanding at each month end was 327 for the year ended December 31, 2012 in the 1X Series, and 291 for the period ended December 31, 2012 in the 4X Series.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

4.	DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (cont’d)

The following tables presents the impact of derivative financial instruments on the statement of asset and liabilities and statement of operations, arranged by type of contract.

	Asset	Liability	Net Realized	Net Change in
1X Series	Fair Value	Fair Value	Gain/(Loss)	Unrealized Gain/(Loss)

Futures Contracts
Commodities	$77,567	$1,571	$(146,330)	$71,426
Currencies	11,473	12,904	(847)	(6,661)
Equity index	635	1,331	3,557	(696)
Interest rate	23,403	35,482	306,915	(21,426)

	$113,078	$51,288	$163,295	$42,643

	Asset	Liability	Net Realized	Net Change in
4X Series	Fair Value	Fair Value	Gain/(Loss)	Unrealized Gain/(Loss)

Futures Contracts
Commodities	$86,354	$3,033	$(45,746)	$83,321
Currencies	12,271	14,626	4,055	(2,355)
Equity index	1,739	3,041	(4,062)	(1,302)
Interest rate	22,726	39,049	13,365	(16,323)

	$123,090	$59,749	$(32,388)	$63,341

5.	INVESTMENT MANAGER

The Fund is managed by Xplor Capital Management, LLC (the “Investment Manager”), a Delaware corporation registered in the State of California. The Investment Manager is responsible for the management of the Master Fund’s investments.

Pursuant to the Investment Management Agreement dated October 14, 2006, the Fund pays the Investment Manager a management fee and incentive allocation.

Management Fee - The Fund will pay a monthly management fee to the Investment Manager at the rate of 2.0% per annum calculated on the net asset value of the Fund on the last day of each month. For the year ended December 31, 2012, a management fee of $77,317 was incurred in the 1X Series, of which $15,474 is payable at year end. For the period ended December 31, 2012, no management fees were incurred in the 4X Series. Certain Limited Partners are charged a different fee at the discretion of the Investment Manager.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

5.	INVESTMENT MANAGER (cont’d)

Incentive Allocation - The Fund will allocate an incentive fee to the Investment Manager of 20% of the net profits (including net unrealized gains), if any, as of the end of each calendar year with respect to the 1X Series and each calendar quarter with respect to the 4X Series, and as of any date on which a Limited Partner receives a withdrawal or distribution from its capital account in respect of such Limited Partner’s capital account at such time. If the Limited Partner’s capital account has a loss chargeable to it during any calendar year/calendar quarter and during a subsequent calendar year/calendar quarter there is a profit allocable to such capital account, there will be no incentive allocation payable with respect to the capital account until the amount of the loss previously allocated to the capital account has been recouped. All or a portion of the Incentive Allocation attributable to a Limited Partner’s capital account may be paid by redemption of a portion of that Limited Partner’s capital account. For the year ended December 31, 2012, $7,233 of Incentive Allocation was allocated to the General Partner by the 1X Series. For the period ended December 31, 2012, $nil of Incentive Allocation was allocated to the General Partner by the 4X Series.
For investors who invest in the Fund via a feeder fund, management fees and incentive allocation are charged at the feeder fund level.

6.	ADMINISTRATOR

Altree Fund Services Limited (the “Administrator”), a company incorporated in Bermuda, serves as the Fund’s Administrator and acts as registrar for the Fund.

Pursuant to the Administration Agreement, the Fund will pay to the Administrator fees at such rates as shall be agreed from time to time by the Directors and the Administrator. The Administration Agreement provides further that the Fund shall reimburse the Administrator for all out-of-pocket expenses paid or incurred by the Administrator in the proper performance of its duties thereunder. For the year ended December 31, 2012, an administration fee of $12,000 was earned in the 1X Series, of which $1,000 was payable at year end. For the period ended December 31, 2012 an administration fee of $8,850 was earned in the 4X Series, of which $3,000 was payable at the period end.

7.	CUSTODIAN

Citigroup (the “Custodian”) has been appointed as the Fund’s prime broker and acts as its primary custodian. The Custodian receives commissions for its prime broker services but does not receive fees for its role as the custodian.

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012
(expressed in U.S. dollars)

8.	FINANCIAL HIGHLIGHTS

The information below represents the financial highlights applicable to the Limited Partners’ class of the Fund taken as a whole.

Operating Performance	1X Series	4X Series
Total return before incentive allocation	1.94%	(3.10)%
Incentive allocation	(0.15)	-
Total return after incentive allocation	1.79%	(3.10)%
Supplemental Data
Ratio to average Limited Partners’ capital:
Total expenses before incentive allocation	3.60%	5.14%*
Incentive allocation	0.18	-
Total expenses after incentive allocation	3.78%	5.14%*
Net investment loss	(3.60)%	(5.14)%*
* Ratios are annualized for the period less than a year.
Total return and ratios are calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratio may vary from the above based on the timing of capital contributions and withdrawals and differing incentive allocation arrangements.

9.	SUBSEQUENT EVENTS

The Investment Manager has evaluated subsequent events occurring through the date of the audit report.

Annual Report of Xplor Global CTA Fund, L.P.

OATH OF AFFIRMATION

For the year ended December 31, 2012

Commodity Pool Operator: Xplor Capital Management LLC
NFA ID: 0333499

To the best of the knowledge and belief of the undersigned, the information contained in the annual report for the year ended December 31, 2012 is accurate and complete.

Damon Hart

Xplor Global CTA Fund, L.P.
General Partner

PRIVACY NOTICE

Rev. April 2012

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-895-6943 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-895-6943.

INVESTMENT ADVISOR

Taylor Investment Advisors, LP

100 Crescent Court, Suite 525

Dallas, TX  75201

INVESTMENT SUB-ADVISOR

BlackRock Investment Management, LLC

One University Square Drive

Princeton, NJ 08540

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $17,000

2012 – N/A

(b)

Audit-Related Fees

2013 – None

2012 – N/A

(c)

Tax Fees

2013 – $3,000

2012 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 – N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

N/A

Tax Fees:

0.00%

N/A

All Other Fees:

0.00%

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $3,000

2012 – N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/9/13

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

9/9/13